UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2005

ARCHON CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-9481	88-0304348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3993 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 732-9120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(b)	Engagement of new independent registered public accounting firm:

Archon Corporation (“Archon”) engaged Ernst & Young LLP (“Ernst & Young”) as its new independent registered public accounting firm on March 7, 2005. During the two most recent fiscal years and through subsequent interim periods, Archon has not consulted with Ernst & Young regarding the matters described in, and required to be disclosed pursuant to, Item 304 (a) (2) (i) or Item 304 (a) (2) (ii) of Regulation S-K.

Pursuant to the requirements of the Securities and Exchange Action of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2005	Archon Corporation

	By:	/s/ John M. Garner
John M. Garner Senior Vice President, Treasurer, Secretary and Chief Financial Officer